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                                    LEASE GUARANTY


         The undersigned, in order to induce Carl Westcott, an individual resident of the State of Texas ("Westcott") to enter into that certain Lease Agreement (herein so called) dated as of January 3, 1996, between Westcott and Atlanta Toyota, Inc. ("Atlanta Toyota"), a Texas corporation and a subsidiary of UAG Atlanta, Inc., a Delaware corporation that is wholly owned by the undersigned, hereby irrevocably guarantees the collection of all rent and other obligations of Atlanta Toyota now or hereafter existing under the terms of the Lease Agreement; provided, however, that the undersigned shall not be obligated to make any payment under this Guaranty unless and until (i) Westcott has first attempted to recover from Atlanta Toyota and has obtained a judgment against Atlanta Toyota, which judgment has been returned unsatisfied in whole or in part, or (ii) Atlanta Toyota has become bankrupt or insolvent or it is otherwise apparent that it is useless to proceed against Atlanta Toyota. The undersigned also agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by Westcott in enforcing any rights under this Guaranty.

         The undersigned hereby waives presentment, protest, notice of dishonor, extension of time of payment, notice of acceptance of this Guaranty, notice of non-payment when due of the obligations guaranteed hereby and indulgences and notices of every other kind and hereby consents to any and all forebearances and extensions of time of payment of the obligations guaranteed hereby and to any and all of the changes in the terms, covenants and conditions thereof hereafter made or guaranteed. The liability of the undersigned under this Guaranty shall be absolute and unconditional irrespective of (i) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations guaranteed hereby, or any amendment or waiver or any consent to departure from the Lease Agreement and any other agreement or instrument relating thereto, or (ii) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the obligations guaranteed hereby.

         No delay or omission by Westcott in exercising any of his rights, remedies, powers and privileges hereunder and no course of dealing between Westcott, on the one hand, and Atlanta Toyota, the undersigned or any other person, on the other hand, shall be deemed a waiver by Westcott of any of his rights, remedies, powers and privileges, even if such delay or omission is continuous and repeated; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Westcott or the exercise of any other right, remedy, power or privilege by Westcott. No notice or demand on Atlanta Toyota, the undersigned or any other person in any instance shall entitle Atlanta Toyota, the undersigned or any other person to any other or further notice or demand in similar or other circumstances or constitute a waiver of Westcott's right to any other or further action in any circumstances without notice or demand.

         This Guaranty shall be effective regardless of the solvency or insolvency of Atlanta Toyota, any reorganization, merger or consolidation of Atlanta Toyota, or any change in the composition, nature, personnel or location of Atlanta Toyota.

         This Guaranty shall remain in full force and effect, and the undersigned shall continue to be liable for the payment of the obligations under the Lease Agreement in accordance with the terms of the Lease Agreement and this Guaranty, notwithstanding the commencement of any bankruptcy, reorganization or other debtor relief proceedings by or against Atlanta Toyota, and notwithstanding any modification, discharge


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or extension of the obligations under the Lease Agreement, any modification or amendment of the Lease Agreement, or any stay of the exercise by Westcott of any of his rights and remedies against Atlanta Toyota with respect to any of the obligations under the Lease Agreement.

         Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         The undersigned warrants and represents to Westcott that any financial statements heretofore delivered by the undersigned to Westcott were true and correct in all respects as of the date delivered to Westcott.

         This Guaranty shall inure to the benefit of Westcott and his successors and assigns, and shall be binding upon the undersigned and its successors and assigns. This instrument constitutes the entire agreement as to the subject matter contemplated hereby.

         No amendment or waiver of any provision of this Guaranty nor consent to any departure by Westcott therefrom shall in any event be effective unless the same shall be in writing and signed by Westcott and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This instrument has been made and delivered in the State of Georgia and shall be governed by the laws of the State of Georgia.


         WITNESS the undersigned's signature as of the 16th day of January, 1996.


                                       UNITED AUTO GROUP, INC., a Delaware
                                       Corporation


                                       By: /s/ George Lawrance
                                           ---------------------------------
                                       Its: Secretary
                                            --------------------------------



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